NEITHER THESE SECURITIES, NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THESE SECURITIES, HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY (AS DEFINED BELOW).

SPYR, INC.

COMMON STOCK WARRANT

SERIES 2018S

CLASS A

Warrant Certificate No.: 2018S-A-1 Original Issue Date: July 12, 2018

This Common Stock Warrant (“Warrant”) certifies that, for value received, Zakeni Limited, or its assigns (“Holder”) is entitled to purchase from SPYR, Inc., a Nevada corporation (“Company” or “Issuer”), up to a total of One Million (1,000,000) shares of Common Stock (as defined below) (each such share of Common Stock, a “Warrant Share” and all such shares of Common Stock, the “Warrant Shares ”), at any time and from time to time after January 12, 2019 (the “Earliest Exercise Date”) through and including the Expiration Date, all on the terms and subject to the conditions set forth below:

1.                  Definitions. As used in this Warrant, the following terms shall have the definitions set forth in this Section 1. Other capitalized terms used and not otherwise defined shall have the meanings set forth in that certain Settlement Agreement and Mutual Release, dated June 22, 2018 (the “Settlement Agreement”), between the Company and the Holder.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday and any day that is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

1

“Common Stock” means the common stock of the Company, $0.0001 par value per share, and any securities into which such common stock may hereafter be reclassified or for which it may be exchanged as a class.

“Convertible Securities” means Company securities which by their terms are convertible into shares of the Company’s Common Stock at a specified conversion price or pursuant to a formula to determine such conversion price. Convertible Securities which were issued prior to and were outstanding as of the Original Issue Date are “Existing Convertible Securities,” and Convertible Securities which are issued after the Original Issue Date are “New Convertible Securities.”

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Issuances” means any issuance or sale by the Company after the Original Issue Date of: (a) shares of Common Stock issued upon the exercise of this Warrant or any other Warrant in this Series; (b) shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) issued directly or upon the exercise of options or warrants to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board and issued pursuant to the Company's Employee Incentive Plan, or other like plan or employment agreements, including all such shares of Common Stock and options or warrants outstanding prior to the Original Issue Date; or (c) shares of Common Stock issued upon the conversion or exercise of options or warrants (other than the options and warrants covered by clause (b) above) or Existing Convertible Securities; provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof or to extend the term, except as may be provided by the terms thereof as currently in effect; (d) shares of Common Stock, options, warrants, or New Convertible Securities issued (i) to persons in connection with a joint venture, acquisition, merger in which the Company is the surviving entity, strategic alliance or other commercial relationship with such person (including persons that are customers, suppliers and strategic partners of the Company) relating to the operation of the Company's business and not for the primary purpose of raising equity capital, (ii) in connection with a transaction in which the Company, directly or indirectly, acquires another business or its tangible or intangible assets, or (iii) to lenders as equity kickers in connection with debt financings of the Company, in each case where such transactions have been approved by the Board; (e) shares of Common Stock in an offering for cash for the account of the Company that is underwritten on a firm commitment basis and is registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended; or (f) shares of Common Stock, options, warrants or New Convertible Securities issued to the lessor or vendor in any office lease or equipment lease or similar equipment financing transaction in which the Company obtains the use of such office space or equipment for its business.

“Exercise Date” means, for any given exercise of this Warrant, the date, which date shall be during the Exercise Period, on which the conditions to such exercise as set forth herein shall

2

have been satisfied, including, without limitation, the receipt by the Company by 5:00 PM Denver, Colorado Time of the Exercise Notice, the Warrant (if fully exercised) and the aggregate Exercise Price (if the exercise is not a cashless exercise).

“Exercise Notice” means a written notice from the Holder to the Company substantially in the form attached hereto as Exhibit A, specifying, among other things, the number of Warrant Shares being exercised and the manner of such exercise.

“Exercise Period” means the period commencing on the Earliest Exercise Date and expiring at 5:00 p.m., Denver, Colorado Time on the Expiration Date

“Exercise Price” means $0.25 in United States Dollars, subject to adjustment in accordance with Section 8 of this Warrant Agreement.

“Expiration Date” means the earlier of July 31, 2023 (the “Scheduled Expiration Date”) or, if an Exercise Demand (as defined below) is duly given by the Company and not canceled, the Early Expiration Date.

“Fair Market Value” means on any particular date (a) the closing sales price per share of the Common Stock on such date on any registered national stock exchange on which the Common Stock is then listed, or if there is no such closing sales price on such date, then the closing sales price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not then listed on a registered national stock exchange, the closing sales price for a share of Common Stock in the over-the-counter market, as reported by the Trading Market (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the Trading Market (or similar organization or agency succeeding to its functions of reporting prices), then the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Holder; provided, however, that all determinations of the Fair Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser (i) shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and (ii) shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

“Fundamental Transaction” means any of the following: (i) the Company effects any merger or consolidation of the Company with or into another Person as a result of which transaction, the stockholders of the Company as of a time immediately prior to such transaction no longer hold at least 50% of the voting securities of the surviving entity and the Company is not the surviving entity; (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions; (iii) any tender offer or exchange offer (whether by the Company or another Person), as defined under the federal securities laws, is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other

3

securities, cash or property; or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into or exchanged for other securities, cash or property. For avoidance of doubt, in no event shall any Excluded Issuance be considered a Fundamental Transaction.

“New York Courts” means the state and federal courts sitting in the State of New York, City of New York, Borough of Manhattan.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Warrant Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Register”, “registered”, and “registration” shall refer to a registration effected by preparing and (a) filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration of or automatic effectiveness of such Registration Statement or (b) filing a Prospectus and/or prospectus supplement in respect of an appropriate effective Registration Statement on an appropriate form.

“Rule 144” means Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Series” means the Series 2018S Warrants, which, as of the Original Issue Date, consist of one or more warrants in each of three (3) classes (each, a “Class”), which (i) provide for an aggregate of 3,500,000 Warrant Shares and (ii) have initial Exercise Prices of Class A - $0.25, Class B - $0.50, and Class C - $0.75, respectively. Such term applies to any adjustments in the Warrant Shares or Exercise Prices contemplated herein and to any replacement Warrant or Warrant issued to a transferee as contemplated herein. The Issuer agrees that, except for such adjustments and replacement certificates, no additional Warrants in this Series will be issued to any third Party without the express prior written consent of the Holder in each instance, which consent is in the sole discretion of the Holder and may be withheld or delayed for any reason or for no reason whatsoever. This Warrant is issued as all or part of one of such Classes.

“Trading Day” means a day on which the Common Stock is traded or quoted on a Trading Market; provided, that if the Common Stock is not traded or quoted on a Trading Market, then “Trading Day” shall mean a Business Day.

4

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, The NASDAQ Global Select Market, The NASDAQ Global Market, The NASDAQ Capital Market, the OTC Markets or any market owned or operated by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices) on which the Common Stock is listed or quoted for trading on the date in question.

2.       [Reserved]

3.       Exercise of Warrant.

(a) Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(i)                 delivery to the Company of a duly completed and executed Exercise Notice, (which delivery may be made by electronic means);

(ii)              if such exercise represents the final exercise hereof, surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction); and

(iii)            payment (if the exercise is not a cashless exercise contemplated by the other provisions of this Section 3) to the Company of the Aggregate Exercise Price in accordance with Section 3(b)(i).

(b) Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price (Exercise Price multiplied by the number of Warrant Shares being exercised) shall be made, at the option of the Holder, by the following methods:

(i) by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price; or,

(ii) in the event the Warrant Shares are not registered in an effective registration statement under the Securities Act on the Exercise Date, by instructing the Company to issue Warrant Shares then issuable upon exercise of all or any part of this Warrant on a net basis such that, without payment of any cash consideration or other immediately available funds, the Holder shall be deemed to have exercised this Warrant for the number of shares being exercised in exchange for the issuance of the number of Warrant Shares as is computed using the following formula:

X = [Y(A - B)] ÷ A

5

Where:

X =	the number of Warrant Shares to be issued to the Holder.
Y =	the total number of Warrant Shares for which the Holder has elected to exercise this Warrant pursuant to Section 3(a).
A =	the Fair Market Value of one Warrant Share as of the applicable Exercise Date.
B =	the Exercise Price in effect under this Warrant as of the applicable Exercise Date.

(c) No Limitation on Sales of Warrant Shares. Any other provision of this Warrant or any other agreement between the Company and the Holder to the contrary notwithstanding, the Holder’s sale of Warrant Shares (i) shall not be subject to any provision limiting the sale of such Warrant Shares by the Holder on any given day or over any given period of time and (ii) shall not count towards any other gating or other limitation which may otherwise be applicable to sales of any other shares held or acquired by the Holder.

(d) Delivery of Stock Certificates.

(i)       Upon receipt by the Company of the Exercise Notice, and, if the exercise is not a cashless exercise, payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Holder hereof shall be deemed for all purposes to be the holder of the Warrant Shares so purchased as of the date of such exercise, and the Company shall execute (or cause to be executed) and deliver (or cause to be delivered) as promptly as practicable, and in any event within five (5) Trading Days thereafter (such fifth Trading Day, a “Delivery Date”) (i) to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise,) or, (ii) subject to the provisions of the following sentence, if requested by the Holder, issue and deliver such shares to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”). Notwithstanding anything in the foregoing sentence to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to DTC on a holder’s behalf via DWAC if (a) such shares may be issued without restrictive legends and (b) the Issuer and the transfer agent are participating in DTC through the DWAC system. If all of the conditions set forth in clauses (a) and (b) above are not satisfied, the transfer agent shall deliver physical certificates representing the Warrant Shares to the Holder. The stock certificate or certificates (or DWAC shares) so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or, subject to compliance with Section 5 below, such other Person's name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

6

(ii)       The Issuer understands that a delay in the delivery of the Warrant Shares upon exercise of this Warrant beyond the Delivery Date could result in economic loss to the Holder. As such, if the Issuer fails for any reason to deliver to the Holder any Warrant Shares issuable upon the exercise of this Warrant via DWAC or physical certificate, as the case may be, by the relevant Delivery Date, the Issuer shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the Fair Market Value of the Common Stock on the Exercise Date), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Delivery Date until such certificates are delivered.

(iii)       In addition to, and not in lieu of, any other rights available to the Holder, if at any time that there shall be a Trading Market for the Common Stock, the Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the relevant Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer.

(e) Charges, Taxes and Expenses. Issuance and delivery of Warrant Shares upon exercise of any Warrants shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee, Rule 144 legal fees or other incidental tax or expense solely in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any Holder Taxes (as defined below). The term “Holder Tax” means a tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or any tax based on the net taxable income of the Holder as a result of any transaction relating to the Warrants or the Warrant Shares.

(f) Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:

7

(i) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(ii) All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens and charges.

(iii) The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

(iv) The Company shall use its best efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.

(v) The Company shall pay all expenses in connection with, and all taxes (other than Holder Taxes) and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

(g) Compliance with Securities Laws.

This Warrant and, except with respect to certificates issued in connection with a cashless exercise of this Warrant, all certificates representing Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

8

The Company agrees to reissue this Warrant or certificates representing any of the Warrant Shares, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (i) the Issuer has received an opinion of its counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer; (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the SEC and has become effective under the Securities Act; (iii) the Issuer has received evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required (in which event, the Issuer shall provide its transfer agent with any required legal opinions); (iv) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act (in which event, the Issuer shall, at the Issuer’s expense, provide its transfer agent with any required legal opinions) or (v) in the event of a cashless exercise . For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Securities issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date these Warrants were originally issued.

(h) Holder Representations. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act. The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

(i) Registration; Listing.

(i) Reference is made to the Registration Rights Agreement, the terms of which are incorporated herein by reference.

(ii) If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any

9

Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If, and for so long as, the Common Stock of the Issuer is listed on any securities exchange or market, the Issuer will, at its expense, list thereon, maintain and increase when necessary such listing, of, all Warrant Shares from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued Warrant Shares which are at any time issuable hereunder. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

(j) Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(k) Exercise and Duration of Warrants. These Warrants shall be exercisable by the registered Holder at any time and from time to time during the Exercise Period. At 5:00 p.m., Denver, Colorado Time, on the Expiration Date, the portion of these Warrants not exercised prior thereto shall be and become void and of no value.

(l) Company’s Right to Demand Exercise or Cancellation.

(i)       The Company’s right to issue an Exercise Demand (as defined below), subject to the following provisions, shall apply only on or after the Earliest Exercise Date.

(ii)       In the event that, during each of twenty (20) consecutive Trading Days (the last of such consecutive Trading Days, the “Trigger Date”) each of all of the following conditions has been satisfied,

(x) the Company’s Common Stock trades on the Trading Market at a closing price for each such Trading Day that equals or exceeds 150% the Exercise Price then in effect for this Warrant;

(y) the trading volume on the Trading Market for each such Trading Day is at least 75,000 shares (such number to be adjusted for any stock splits and similar capital adjustments effected after the Original Issue Date); and

(z) the Warrant Shares are subject to an effective Registration Statement for each such Trading Day; provided, however, that, as of the date of the Holder’s receipt of the

10

Exercise Demand (as defined below), the last day of the effectiveness of such Registration Statement is at least 90 days after the date of the Holder’s receipt of the Exercise Demand,

the Company shall have the right to provide written notice (the “Exercise Demand”) to Holder, which Exercise Notice may be given no later than 5 PM, New York Time on the date which is the fifth (5th) Trading Day after the Trigger Date as of which all such conditions have been satisfied, accelerating the Expiration Date to a specified date (the “Early Expiration Date”), which date shall be no earlier than the date which is fifteen (15) Trading Days after the date of the Holder’s receipt of the Exercise Demand; provided, however, if the Registration Statement covering the Warrant Shares is not effective at any time from the Trigger Date through and including the end of the Early Expiration Date, the Exercise Demand shall be deemed automatically withdrawn and canceled and the Expiration Date shall remain the Scheduled Expiration Date, as in effect prior to and without regard to the Exercise Demand.

(iii)       After receiving a duly issued Exercise Demand, Holder may exercise this Warrant in accordance with its terms at any time up to end of the Early Expiration Date, but any outstanding and unexercised portion of this Warrant at the end of the Early Expiration Date shall automatically lapse and be deemed cancelled, forfeited, waived, voided and of no further force or effect.

4.       Registration of Warrants. The Company shall register these Warrants upon records to be maintained by the Company for that purpose (“Warrant Register”), in the name of the record Holder from time to time. The Company may deem and treat the registered Holder of these Warrants as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

5.       Registration of Transfers. On the terms and subject to the conditions set forth in this Warrant Agreement, the Company shall register the transfer of any portion of these Warrants in the Warrant Register, upon surrender of these Warrants, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified in this Warrant Agreement. Upon any such registration or transfer, a new certificate representing the right to purchase Warrant Shares in substantially the form of this Warrant Agreement (a “New Warrant Certificate”), evidencing the portion of these Warrants so transferred shall be issued to the transferee and a New Warrant Certificate evidencing the remaining portion of these Warrants not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant Certificate by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

6.       Replacement of Warrant; Partial Exercise.

(i)       If this Warrant Agreement is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant Agreement, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a

11

New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant Certificate is requested as a result of a mutilation of this Warrant Agreement, then the Holder shall deliver such mutilated Warrant Agreement to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

(ii)       With respect to partial exercises of this Warrant, the Issuer shall keep written records for the Holder of the number of Warrant Shares exercised as of each date of exercise.

(iii)       The Holder shall deliver this original Warrant, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised.

7.       Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the exercise of this Warrant for the issuance to the Holder of the Warrant Shares, which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

8.       Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time, excepting Excluded Issuances, as set forth in this Section 8.

(a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

(i)       In case the Issuer after the Original Issue Date shall do a Fundamental Transaction (the occurrence of any Fundamental Transaction, a “Triggering Event”), proper provision shall be made to the Exercise Price and the number of shares of Warrant Shares that may be purchased upon exercise of this Warrant so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Exercise Price as adjusted to take into account the consummation of such Triggering Event, in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the securities, cash and property to which the Holder would have been entitled upon the consummation of such Triggering Event if the Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a stockholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 8. Upon the

12

Holder’s request, the continuing or surviving corporation as a result of such Triggering Event shall issue to the Holder a new warrant of like tenor evidencing the right to purchase the adjusted amount of Warrant Shares, cash or property and the adjusted Exercise Price pursuant to the terms and provisions of this Section).

(ii)       In the event that the Holder has elected not to exercise this Warrant prior to the consummation of a Triggering Event, the surviving entity and/or each Person (other than the Issuer) which may be required to deliver any securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to the Holder such securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), the Holder shall be entitled to receive, and the surviving entity and/or each such Person shall have similarly delivered to the Holder an opinion of counsel for the surviving entity and/or each such Person, which counsel shall be reasonably satisfactory to the Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the securities, cash or property which the surviving entity and/or each such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

(b) Stock Dividends. If at any time the Issuer shall make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock, the Company shall reserve for Holder the appropriate number of shares in the event the Holder exercises the Warrants in the future.

(c) Subdivisions and Combinations. If at any time the Issuer shall: (i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (ii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Exercise Price then in effect shall be adjusted to equal (A) the Exercise Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

(d) Certain Other Distributions. If at any time the Issuer shall make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution of cash, property, evidences of indebtedness or securities of any

13

nature whatsoever (other than Common Stock), then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Fair Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Fair Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board and supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, securities or property so distributable, and (2) the Exercise Price then in effect shall be adjusted to equal the Exercise Price then in effect multiplied by a fraction (A) the numerator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment and (B) the denominator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(e) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

(e) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 8, the number of Warrant Shares that may be purchased upon exercise of these Warrants shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(f) Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 8, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant Agreement and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of these Warrants (as applicable). Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder.

9.       Limitations on Exercise.

(a) Except as specified in Section 9(b), notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of these Warrants (or otherwise in respect hereof) shall be limited to the extent

14

necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding anything to the contrary contained in this Warrant Agreement: (i) no term of this Section 9 may be waived by any party, nor may any term of this Section 9 be amended such that the threshold percentage of ownership as set forth above would be directly or indirectly increased; (ii) this restriction runs with these Warrants and may not be modified or waived by any subsequent Holder hereof; and (iii) any attempted waiver, modification or amendment of this Section 9 will be void ab initio.

(b) The provisions of this Section 9 shall not apply to any or more of the following periods: (i) while there is an outstanding tender offer for any or all of the shares of the Company’s Common Stock, (ii) after the Holder has received a duly issued Exercise Demand for the Warrant Shares of this Warrant, but not after such Exercise Demand has been withdrawn or canceled pursuant to the provisions of Section 3(l)(ii), or (iii) at any time which is thirty (30) days or less before the Expiration Date.

10.       Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the [third] day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10).

If to the Company:

Attention: James R. Thompson, Chief Executive Officer

4643 S. Ulster Street, Suite 1510

Denver, Colorado 80237

Facsimile: (303) 991-8001

E-mail: jthompson@spyr.com

15

with a copy to:

Mailander Law Office, Inc.

835 5th Avenue, Ste. 312

San Diego, CA 92101

Facsimile: (619) 537-7193

E-mail: tmailander@gmail.com

Attention: Tad Mailander

If to the Holder:

Zakeni Limited

c/o Lodestar International Corp.

Suite 100, Whitepark House

White Park House

St. Michael, Barbados BB11135

Facsimile: : 246-429-2677

Email: ssalcman@lodestar.bb

Attention: Sheldon Salcman, President

with a copy to:

Krieger & Prager LLP

Attention: Samuel M. Krieger, Esq.

39 Broadway, Suite 920

New York, New York 10006

E-mail: skrieger@kplawfirm.com

Facsimile: (212) 363-2999

11.       Miscellaneous.

(a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns. The foregoing sentence shall be subject to the restrictions on waivers and amendments set forth in Sections 9 and 11(l) of this Warrant.

(b) All questions concerning the construction, validity, enforcement, performance and interpretation of this Warrant Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof (other than Section 5-1401 of the General Obligations Law of the State of New York). Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees

16

or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorney’s fees. The parties hereby waive all rights to a trial by jury

(c) The failure of any of the parties hereto to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Warrant or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

(d) The headings herein are for convenience only, do not constitute a part of this Warrant Agreement and shall not be deemed to limit or affect any of the provisions hereof. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender.

(e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f) Prior to exercise of a Warrant, the Holder hereof shall not, by reason of being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

(g) Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

17

(h) Entire Agreement. This Warrant, together with the Settlement Agreement and the Registration Rights Agreement, constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Warrant, the Settlement Agreement and the Registration Rights Agreement, the statements in the body of this Warrant shall control.

(i) Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

(j) No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

(k) Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

[Balance of page intentionally left blank]

18

(l) Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer this 12th day of July, 2018, as of the Original Issue Date.

SPYR, INC.

By:
Name: James R. Thompson
Title: Chief Executive Officer

19

EXERCISE NOTICE

SPYR, INC.

WARRANT DATED JULY 12, 2018

SERIES 2018S

CLASS A

Warrant Certificate No.: 2018S-A-1

The undersigned Holder hereby irrevocably elects to purchase Warrant Shares pursuant to the above referenced Warrant. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Warrant.

(1)	The undersigned Holder hereby exercises its right to purchase ______Warrant Shares pursuant to the Warrant.

(2)

(PLEASE CHECK ONE METHOD OF PAYMENT)

 The Holder shall pay the sum of $__________ to the Company in accordance with the terms of the Warrant; or

 The Holder is acquiring the Warrant Share through a cashless exercise in accordance with the terms of the Warrant; the net number of Warrant Shares to be issued, as provided below, pursuant to this cashless exercise is ________ shares of Common Stock.

(3)	Pursuant to this Exercise Notice, the Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant.

(4)	Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified here: ______________________________________.

20

(5)	By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 9 of the Warrant.

Dated: __________________________	Name of Holder: _________________________

(Print)

Name: ____________________________
Title: _____________________________
Date: _____________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant.)

21

WARRANT EXERCISE LOG

WARRANT DATED JULY 12, 2018

SERIES 2018S

CLASS A

Warrant Certificate No.: 2018S-A-1

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

22

SPYR, INC.

WARRANT DATED JULY 12, 2018

SERIES 2018S

CLASS A

Warrant Certificate No.: 2018S-A-1

ASSIGNMENT FORM

(To assign the foregoing warrant or warrants, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] Warrants and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Date: ______________, _______

Holder’s Signature: _____________________________

Holder’s Address: ______________________________

_______________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the Warrant.

23

NEITHER THESE SECURITIES, NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THESE SECURITIES, HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY (AS DEFINED BELOW).

SPYR, INC.

COMMON STOCK WARRANT

SERIES 2018S

CLASS B

Warrant Certificate No.: 2018S-B-1 Original Issue Date: July 12, 2018

This Common Stock Warrant (“Warrant”) certifies that, for value received, Zakeni Limited, or its assigns (“Holder”) is entitled to purchase from SPYR, Inc., a Nevada corporation (“Company” or “Issuer”), up to a total of One Million Five Hundred Thousand (1,500,000) shares of Common Stock (as defined below) (each such share of Common Stock, a “Warrant Share” and all such shares of Common Stock, the “Warrant Shares ”), at any time and from time to time after January 12, 2019 (the “Earliest Exercise Date”) through and including the Expiration Date, all on the terms and subject to the conditions set forth below:

1.                  Definitions. As used in this Warrant, the following terms shall have the definitions set forth in this Section 1. Other capitalized terms used and not otherwise defined shall have the meanings set forth in that certain Settlement Agreement and Mutual Release, dated June 22, 2018 (the “Settlement Agreement”), between the Company and the Holder.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday and any day that is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

1

“Common Stock” means the common stock of the Company, $0.0001 par value per share, and any securities into which such common stock may hereafter be reclassified or for which it may be exchanged as a class.

“Convertible Securities” means Company securities which by their terms are convertible into shares of the Company’s Common Stock at a specified conversion price or pursuant to a formula to determine such conversion price. Convertible Securities which were issued prior to and were outstanding as of the Original Issue Date are “Existing Convertible Securities,” and Convertible Securities which are issued after the Original Issue Date are “New Convertible Securities.”

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Issuances” means any issuance or sale by the Company after the Original Issue Date of: (a) shares of Common Stock issued upon the exercise of this Warrant or any other Warrant in this Series; (b) shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) issued directly or upon the exercise of options or warrants to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board and issued pursuant to the Company's Employee Incentive Plan, or other like plan or employment agreements, including all such shares of Common Stock and options or warrants outstanding prior to the Original Issue Date; or (c) shares of Common Stock issued upon the conversion or exercise of options or warrants (other than the options and warrants covered by clause (b) above) or Existing Convertible Securities; provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof or to extend the term, except as may be provided by the terms thereof as currently in effect; (d) shares of Common Stock, options, warrants, or New Convertible Securities issued (i) to persons in connection with a joint venture, acquisition, merger in which the Company is the surviving entity, strategic alliance or other commercial relationship with such person (including persons that are customers, suppliers and strategic partners of the Company) relating to the operation of the Company's business and not for the primary purpose of raising equity capital, (ii) in connection with a transaction in which the Company, directly or indirectly, acquires another business or its tangible or intangible assets, or (iii) to lenders as equity kickers in connection with debt financings of the Company, in each case where such transactions have been approved by the Board; (e) shares of Common Stock in an offering for cash for the account of the Company that is underwritten on a firm commitment basis and is registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended; or (f) shares of Common Stock, options, warrants or New Convertible Securities issued to the lessor or vendor in any office lease or equipment lease or similar equipment financing transaction in which the Company obtains the use of such office space or equipment for its business.

“Exercise Date” means, for any given exercise of this Warrant, the date, which date shall be during the Exercise Period, on which the conditions to such exercise as set forth herein shall

2

have been satisfied, including, without limitation, the receipt by the Company by 5:00 PM Denver, Colorado Time of the Exercise Notice, the Warrant (if fully exercised) and the aggregate Exercise Price (if the exercise is not a cashless exercise).

“Exercise Notice” means a written notice from the Holder to the Company substantially in the form attached hereto as Exhibit A, specifying, among other things, the number of Warrant Shares being exercised and the manner of such exercise.

“Exercise Period” means the period commencing on the Earliest Exercise Date and expiring at 5:00 p.m., Denver, Colorado Time on the Expiration Date

“Exercise Price” means $0.50 in United States Dollars, subject to adjustment in accordance with Section 8 of this Warrant Agreement.

“Expiration Date” means the earlier of July 31, 2023 (the “Scheduled Expiration Date”) or, if an Exercise Demand (as defined below) is duly given by the Company and not canceled, the Early Expiration Date.

“Fair Market Value” means on any particular date (a) the closing sales price per share of the Common Stock on such date on any registered national stock exchange on which the Common Stock is then listed, or if there is no such closing sales price on such date, then the closing sales price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not then listed on a registered national stock exchange, the closing sales price for a share of Common Stock in the over-the-counter market, as reported by the Trading Market (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the Trading Market (or similar organization or agency succeeding to its functions of reporting prices), then the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Holder; provided, however, that all determinations of the Fair Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser (i) shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and (ii) shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

“Fundamental Transaction” means any of the following: (i) the Company effects any merger or consolidation of the Company with or into another Person as a result of which transaction, the stockholders of the Company as of a time immediately prior to such transaction no longer hold at least 50% of the voting securities of the surviving entity and the Company is not the surviving entity; (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions; (iii) any tender offer or exchange offer (whether by the Company or another Person), as defined under the federal securities laws, is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other

3

securities, cash or property; or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into or exchanged for other securities, cash or property. For avoidance of doubt, in no event shall any Excluded Issuance be considered a Fundamental Transaction.

“New York Courts” means the state and federal courts sitting in the State of New York, City of New York, Borough of Manhattan.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Warrant Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Register”, “registered”, and “registration” shall refer to a registration effected by preparing and (a) filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration of or automatic effectiveness of such Registration Statement or (b) filing a Prospectus and/or prospectus supplement in respect of an appropriate effective Registration Statement on an appropriate form.

“Rule 144” means Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Series” means the Series 2018S Warrants, which, as of the Original Issue Date, consist of one or more warrants in each of three (3) classes (each, a “Class”), which (i) provide for an aggregate of 3,500,000 Warrant Shares and (ii) have initial Exercise Prices of Class A - $0.25, Class B - $0.50, and Class C - $0.75, respectively. Such term applies to any adjustments in the Warrant Shares or Exercise Prices contemplated herein and to any replacement Warrant or Warrant issued to a transferee as contemplated herein. The Issuer agrees that, except for such adjustments and replacement certificates, no additional Warrants in this Series will be issued to any third Party without the express prior written consent of the Holder in each instance, which consent is in the sole discretion of the Holder and may be withheld or delayed for any reason or for no reason whatsoever. This Warrant is issued as all or part of one of such Classes.

“Trading Day” means a day on which the Common Stock is traded or quoted on a Trading Market; provided, that if the Common Stock is not traded or quoted on a Trading Market, then “Trading Day” shall mean a Business Day.

4

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, The NASDAQ Global Select Market, The NASDAQ Global Market, The NASDAQ Capital Market, the OTC Markets or any market owned or operated by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices) on which the Common Stock is listed or quoted for trading on the date in question.

2.       [Reserved]

3.       Exercise of Warrant.

(a) Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(i)                 delivery to the Company of a duly completed and executed Exercise Notice, (which delivery may be made by electronic means);

(ii)              if such exercise represents the final exercise hereof, surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction); and

(iii)            payment (if the exercise is not a cashless exercise contemplated by the other provisions of this Section 3) to the Company of the Aggregate Exercise Price in accordance with Section 3(b)(i).

(b) Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price (Exercise Price multiplied by the number of Warrant Shares being exercised) shall be made, at the option of the Holder, by the following methods:

(i) by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price; or,

(ii) in the event the Warrant Shares are not registered in an effective registration statement under the Securities Act on the Exercise Date, by instructing the Company to issue Warrant Shares then issuable upon exercise of all or any part of this Warrant on a net basis such that, without payment of any cash consideration or other immediately available funds, the Holder shall be deemed to have exercised this Warrant for the number of shares being exercised in exchange for the issuance of the number of Warrant Shares as is computed using the following formula:

X = [Y(A - B)] ÷ A

5

Where:

X =	the number of Warrant Shares to be issued to the Holder.
Y =	the total number of Warrant Shares for which the Holder has elected to exercise this Warrant pursuant to Section 3(a).
A =	the Fair Market Value of one Warrant Share as of the applicable Exercise Date.
B =	the Exercise Price in effect under this Warrant as of the applicable Exercise Date.

(c) No Limitation on Sales of Warrant Shares. Any other provision of this Warrant or any other agreement between the Company and the Holder to the contrary notwithstanding, the Holder’s sale of Warrant Shares (i) shall not be subject to any provision limiting the sale of such Warrant Shares by the Holder on any given day or over any given period of time and (ii) shall not count towards any other gating or other limitation which may otherwise be applicable to sales of any other shares held or acquired by the Holder.

(d) Delivery of Stock Certificates.

(i)       Upon receipt by the Company of the Exercise Notice, and, if the exercise is not a cashless exercise, payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Holder hereof shall be deemed for all purposes to be the holder of the Warrant Shares so purchased as of the date of such exercise, and the Company shall execute (or cause to be executed) and deliver (or cause to be delivered) as promptly as practicable, and in any event within five (5) Trading Days thereafter (such fifth Trading Day, a “Delivery Date”) (i) to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise,) or, (ii) subject to the provisions of the following sentence, if requested by the Holder, issue and deliver such shares to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”). Notwithstanding anything in the foregoing sentence to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to DTC on a holder’s behalf via DWAC if (a) such shares may be issued without restrictive legends and (b) the Issuer and the transfer agent are participating in DTC through the DWAC system. If all of the conditions set forth in clauses (a) and (b) above are not satisfied, the transfer agent shall deliver physical certificates representing the Warrant Shares to the Holder. The stock certificate or certificates (or DWAC shares) so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or, subject to compliance with Section 5 below, such other Person's name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

6

(ii)       The Issuer understands that a delay in the delivery of the Warrant Shares upon exercise of this Warrant beyond the Delivery Date could result in economic loss to the Holder. As such, if the Issuer fails for any reason to deliver to the Holder any Warrant Shares issuable upon the exercise of this Warrant via DWAC or physical certificate, as the case may be, by the relevant Delivery Date, the Issuer shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the Fair Market Value of the Common Stock on the Exercise Date), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Delivery Date until such certificates are delivered.

(iii)       In addition to, and not in lieu of, any other rights available to the Holder, if at any time that there shall be a Trading Market for the Common Stock, the Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the relevant Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer.

(e) Charges, Taxes and Expenses. Issuance and delivery of Warrant Shares upon exercise of any Warrants shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee, Rule 144 legal fees or other incidental tax or expense solely in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any Holder Taxes (as defined below). The term “Holder Tax” means a tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or any tax based on the net taxable income of the Holder as a result of any transaction relating to the Warrants or the Warrant Shares.

(f) Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:

7

(i) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(ii) All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens and charges.

(iii) The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

(iv) The Company shall use its best efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.

(v) The Company shall pay all expenses in connection with, and all taxes (other than Holder Taxes) and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

(g) Compliance with Securities Laws.

This Warrant and, except with respect to certificates issued in connection with a cashless exercise of this Warrant, all certificates representing Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

8

The Company agrees to reissue this Warrant or certificates representing any of the Warrant Shares, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (i) the Issuer has received an opinion of its counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer; (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the SEC and has become effective under the Securities Act; (iii) the Issuer has received evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required (in which event, the Issuer shall provide its transfer agent with any required legal opinions); (iv) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act (in which event, the Issuer shall, at the Issuer’s expense, provide its transfer agent with any required legal opinions) or (v) in the event of a cashless exercise . For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Securities issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date these Warrants were originally issued.

(h) Holder Representations. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act. The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

(i) Registration; Listing.

(i) Reference is made to the Registration Rights Agreement, the terms of which are incorporated herein by reference.

(ii) If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any

9

Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If, and for so long as, the Common Stock of the Issuer is listed on any securities exchange or market, the Issuer will, at its expense, list thereon, maintain and increase when necessary such listing, of, all Warrant Shares from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued Warrant Shares which are at any time issuable hereunder. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

(j) Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(k) Exercise and Duration of Warrants. These Warrants shall be exercisable by the registered Holder at any time and from time to time during the Exercise Period. At 5:00 p.m., Denver, Colorado Time, on the Expiration Date, the portion of these Warrants not exercised prior thereto shall be and become void and of no value.

(l) Company’s Right to Demand Exercise or Cancellation.

(i)       The Company’s right to issue an Exercise Demand (as defined below), subject to the following provisions, shall apply only on or after the Earliest Exercise Date.

(ii)       In the event that, during each of twenty (20) consecutive Trading Days (the last of such consecutive Trading Days, the “Trigger Date”) each of all of the following conditions has been satisfied,

(x) the Company’s Common Stock trades on the Trading Market at a closing price for each such Trading Day that equals or exceeds 150% the Exercise Price then in effect for this Warrant;

(y) the trading volume on the Trading Market for each such Trading Day is at least 75,000 shares (such number to be adjusted for any stock splits and similar capital adjustments effected after the Original Issue Date); and

(z) the Warrant Shares are subject to an effective Registration Statement for each such Trading Day; provided, however, that, as of the date of the Holder’s receipt of the

10

Exercise Demand (as defined below), the last day of the effectiveness of such Registration Statement is at least 90 days after the date of the Holder’s receipt of the Exercise Demand,

the Company shall have the right to provide written notice (the “Exercise Demand”) to Holder, which Exercise Notice may be given no later than 5 PM, New York Time on the date which is the fifth (5th) Trading Day after the Trigger Date as of which all such conditions have been satisfied, accelerating the Expiration Date to a specified date (the “Early Expiration Date”), which date shall be no earlier than the date which is fifteen (15) Trading Days after the date of the Holder’s receipt of the Exercise Demand; provided, however, if the Registration Statement covering the Warrant Shares is not effective at any time from the Trigger Date through and including the end of the Early Expiration Date, the Exercise Demand shall be deemed automatically withdrawn and canceled and the Expiration Date shall remain the Scheduled Expiration Date, as in effect prior to and without regard to the Exercise Demand.

(iii)       After receiving a duly issued Exercise Demand, Holder may exercise this Warrant in accordance with its terms at any time up to end of the Early Expiration Date, but any outstanding and unexercised portion of this Warrant at the end of the Early Expiration Date shall automatically lapse and be deemed cancelled, forfeited, waived, voided and of no further force or effect.

4.       Registration of Warrants. The Company shall register these Warrants upon records to be maintained by the Company for that purpose (“Warrant Register”), in the name of the record Holder from time to time. The Company may deem and treat the registered Holder of these Warrants as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

5.       Registration of Transfers. On the terms and subject to the conditions set forth in this Warrant Agreement, the Company shall register the transfer of any portion of these Warrants in the Warrant Register, upon surrender of these Warrants, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified in this Warrant Agreement. Upon any such registration or transfer, a new certificate representing the right to purchase Warrant Shares in substantially the form of this Warrant Agreement (a “New Warrant Certificate”), evidencing the portion of these Warrants so transferred shall be issued to the transferee and a New Warrant Certificate evidencing the remaining portion of these Warrants not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant Certificate by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

6.       Replacement of Warrant; Partial Exercise.

(i)       If this Warrant Agreement is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant Agreement, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a

11

New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant Certificate is requested as a result of a mutilation of this Warrant Agreement, then the Holder shall deliver such mutilated Warrant Agreement to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

(ii)       With respect to partial exercises of this Warrant, the Issuer shall keep written records for the Holder of the number of Warrant Shares exercised as of each date of exercise.

(iii)       The Holder shall deliver this original Warrant, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised.

7.       Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the exercise of this Warrant for the issuance to the Holder of the Warrant Shares, which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

8.       Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time, excepting Excluded Issuances, as set forth in this Section 8.

(a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

(i)       In case the Issuer after the Original Issue Date shall do a Fundamental Transaction (the occurrence of any Fundamental Transaction, a “Triggering Event”), proper provision shall be made to the Exercise Price and the number of shares of Warrant Shares that may be purchased upon exercise of this Warrant so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Exercise Price as adjusted to take into account the consummation of such Triggering Event, in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the securities, cash and property to which the Holder would have been entitled upon the consummation of such Triggering Event if the Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a stockholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 8. Upon the

12

Holder’s request, the continuing or surviving corporation as a result of such Triggering Event shall issue to the Holder a new warrant of like tenor evidencing the right to purchase the adjusted amount of Warrant Shares, cash or property and the adjusted Exercise Price pursuant to the terms and provisions of this Section).

(ii)       In the event that the Holder has elected not to exercise this Warrant prior to the consummation of a Triggering Event, the surviving entity and/or each Person (other than the Issuer) which may be required to deliver any securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to the Holder such securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), the Holder shall be entitled to receive, and the surviving entity and/or each such Person shall have similarly delivered to the Holder an opinion of counsel for the surviving entity and/or each such Person, which counsel shall be reasonably satisfactory to the Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the securities, cash or property which the surviving entity and/or each such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

(b) Stock Dividends. If at any time the Issuer shall make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock, the Company shall reserve for Holder the appropriate number of shares in the event the Holder exercises the Warrants in the future.

(c) Subdivisions and Combinations. If at any time the Issuer shall: (i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (ii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Exercise Price then in effect shall be adjusted to equal (A) the Exercise Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

(d) Certain Other Distributions. If at any time the Issuer shall make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution of cash, property, evidences of indebtedness or securities of any

13

nature whatsoever (other than Common Stock), then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Fair Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Fair Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board and supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, securities or property so distributable, and (2) the Exercise Price then in effect shall be adjusted to equal the Exercise Price then in effect multiplied by a fraction (A) the numerator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment and (B) the denominator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(e) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

(e) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 8, the number of Warrant Shares that may be purchased upon exercise of these Warrants shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(f) Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 8, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant Agreement and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of these Warrants (as applicable). Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder.

9.       Limitations on Exercise.

(a) Except as specified in Section 9(b), notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of these Warrants (or otherwise in respect hereof) shall be limited to the extent

14

necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding anything to the contrary contained in this Warrant Agreement: (i) no term of this Section 9 may be waived by any party, nor may any term of this Section 9 be amended such that the threshold percentage of ownership as set forth above would be directly or indirectly increased; (ii) this restriction runs with these Warrants and may not be modified or waived by any subsequent Holder hereof; and (iii) any attempted waiver, modification or amendment of this Section 9 will be void ab initio.

(b) The provisions of this Section 9 shall not apply to any or more of the following periods: (i) while there is an outstanding tender offer for any or all of the shares of the Company’s Common Stock, (ii) after the Holder has received a duly issued Exercise Demand for the Warrant Shares of this Warrant, but not after such Exercise Demand has been withdrawn or canceled pursuant to the provisions of Section 3(l)(ii), or (iii) at any time which is thirty (30) days or less before the Expiration Date.

10.       Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the [third] day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10).

If to the Company:

Attention: James R. Thompson, Chief Executive Officer

4643 S. Ulster Street, Suite 1510

Denver, Colorado 80237

Facsimile: (303) 991-8001

E-mail: jthompson@spyr.com

15

with a copy to:

Mailander Law Office, Inc.

835 5th Avenue, Ste. 312

San Diego, CA 92101

Facsimile: (619) 537-7193

E-mail: tmailander@gmail.com

Attention: Tad Mailander

If to the Holder:

Zakeni Limited

c/o Lodestar International Corp.

Suite 100, Whitepark House

White Park House

St. Michael, Barbados BB11135

Facsimile: : 246-429-2677

Email: ssalcman@lodestar.bb

Attention: Sheldon Salcman, President

with a copy to:

Krieger & Prager LLP

Attention: Samuel M. Krieger, Esq.

39 Broadway, Suite 920

New York, New York 10006

E-mail: skrieger@kplawfirm.com

Facsimile: (212) 363-2999

11.       Miscellaneous.

(a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns. The foregoing sentence shall be subject to the restrictions on waivers and amendments set forth in Sections 9 and 11(l) of this Warrant.

(b) All questions concerning the construction, validity, enforcement, performance and interpretation of this Warrant Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof (other than Section 5-1401 of the General Obligations Law of the State of New York). Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees

16

or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorney’s fees. The parties hereby waive all rights to a trial by jury

(c) The failure of any of the parties hereto to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Warrant or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

(d) The headings herein are for convenience only, do not constitute a part of this Warrant Agreement and shall not be deemed to limit or affect any of the provisions hereof. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender.

(e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f) Prior to exercise of a Warrant, the Holder hereof shall not, by reason of being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

(g) Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

17

(h) Entire Agreement. This Warrant, together with the Settlement Agreement and the Registration Rights Agreement, constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Warrant, the Settlement Agreement and the Registration Rights Agreement, the statements in the body of this Warrant shall control.

(i) Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

(j) No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

(k) Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

[Balance of page intentionally left blank]

18

(l) Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer this 12th day of July, 2018, as of the Original Issue Date.

SPYR, INC.

By:
Name: James R. Thompson
Title: Chief Executive Officer

19

EXERCISE NOTICE

SPYR, INC.

WARRANT DATED JULY 12, 2018

SERIES 2018S

CLASS B

Warrant Certificate No.: 2018S-B-1

The undersigned Holder hereby irrevocably elects to purchase Warrant Shares pursuant to the above referenced Warrant. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Warrant.

(1)	The undersigned Holder hereby exercises its right to purchase ______Warrant Shares pursuant to the Warrant.

(2)

(PLEASE CHECK ONE METHOD OF PAYMENT)

 The Holder shall pay the sum of $__________ to the Company in accordance with the terms of the Warrant; or

 The Holder is acquiring the Warrant Share through a cashless exercise in accordance with the terms of the Warrant; the net number of Warrant Shares to be issued, as provided below, pursuant to this cashless exercise is ________ shares of Common Stock.

(3)	Pursuant to this Exercise Notice, the Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant.

(4)	Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified here: ______________________________________.

20

(5)	By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 9 of the Warrant.

Dated: __________________________	Name of Holder: ______________________

(Print)

Name: ____________________________
Title: _____________________________
Date: _____________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant.)

21

WARRANT EXERCISE LOG

WARRANT DATED JULY 12, 2018

SERIES 2018S

CLASS B

Warrant Certificate No.: 2018S-B-1

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

22

SPYR, INC.

WARRANT DATED JULY 12, 2018

SERIES 2018S

CLASS B

Warrant Certificate No.: 2018S-B-1

ASSIGNMENT FORM

(To assign the foregoing warrant or warrants, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] Warrants and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Date: ______________, _______

Holder’s Signature: _____________________________

Holder’s Address: ______________________________

_______________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the Warrant.

23

NEITHER THESE SECURITIES, NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THESE SECURITIES, HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY (AS DEFINED BELOW).

SPYR, INC.

COMMON STOCK WARRANT

SERIES 2018S

CLASS C

Warrant Certificate No.: 2018S-C-1 Original Issue Date: July 12, 2018

This Common Stock Warrant (“Warrant”) certifies that, for value received, Zakeni Limited, or its assigns (“Holder”) is entitled to purchase from SPYR, Inc., a Nevada corporation (“Company” or “Issuer”), up to a total of One Million (1,000,000) shares of Common Stock (as defined below) (each such share of Common Stock, a “Warrant Share” and all such shares of Common Stock, the “Warrant Shares ”), at any time and from time to time after January 12, 2019 (the “Earliest Exercise Date”) through and including the Expiration Date, all on the terms and subject to the conditions set forth below:

1.                  Definitions. As used in this Warrant, the following terms shall have the definitions set forth in this Section 1. Other capitalized terms used and not otherwise defined shall have the meanings set forth in that certain Settlement Agreement and Mutual Release, dated June 22, 2018 (the “Settlement Agreement”), between the Company and the Holder.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday and any day that is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

1

“Common Stock” means the common stock of the Company, $0.0001 par value per share, and any securities into which such common stock may hereafter be reclassified or for which it may be exchanged as a class.

“Convertible Securities” means Company securities which by their terms are convertible into shares of the Company’s Common Stock at a specified conversion price or pursuant to a formula to determine such conversion price. Convertible Securities which were issued prior to and were outstanding as of the Original Issue Date are “Existing Convertible Securities,” and Convertible Securities which are issued after the Original Issue Date are “New Convertible Securities.”

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Issuances” means any issuance or sale by the Company after the Original Issue Date of: (a) shares of Common Stock issued upon the exercise of this Warrant or any other Warrant in this Series; (b) shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) issued directly or upon the exercise of options or warrants to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board and issued pursuant to the Company's Employee Incentive Plan, or other like plan or employment agreements, including all such shares of Common Stock and options or warrants outstanding prior to the Original Issue Date; or (c) shares of Common Stock issued upon the conversion or exercise of options or warrants (other than the options and warrants covered by clause (b) above) or Existing Convertible Securities; provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof or to extend the term, except as may be provided by the terms thereof as currently in effect; (d) shares of Common Stock, options, warrants, or New Convertible Securities issued (i) to persons in connection with a joint venture, acquisition, merger in which the Company is the surviving entity, strategic alliance or other commercial relationship with such person (including persons that are customers, suppliers and strategic partners of the Company) relating to the operation of the Company's business and not for the primary purpose of raising equity capital, (ii) in connection with a transaction in which the Company, directly or indirectly, acquires another business or its tangible or intangible assets, or (iii) to lenders as equity kickers in connection with debt financings of the Company, in each case where such transactions have been approved by the Board; (e) shares of Common Stock in an offering for cash for the account of the Company that is underwritten on a firm commitment basis and is registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended; or (f) shares of Common Stock, options, warrants or New Convertible Securities issued to the lessor or vendor in any office lease or equipment lease or similar equipment financing transaction in which the Company obtains the use of such office space or equipment for its business.

“Exercise Date” means, for any given exercise of this Warrant, the date, which date shall be during the Exercise Period, on which the conditions to such exercise as set forth herein shall

2

have been satisfied, including, without limitation, the receipt by the Company by 5:00 PM Denver, Colorado Time of the Exercise Notice, the Warrant (if fully exercised) and the aggregate Exercise Price (if the exercise is not a cashless exercise).

“Exercise Notice” means a written notice from the Holder to the Company substantially in the form attached hereto as Exhibit A, specifying, among other things, the number of Warrant Shares being exercised and the manner of such exercise.

“Exercise Period” means the period commencing on the Earliest Exercise Date and expiring at 5:00 p.m., Denver, Colorado Time on the Expiration Date

“Exercise Price” means $0.75 in United States Dollars, subject to adjustment in accordance with Section 8 of this Warrant Agreement.

“Expiration Date” means the earlier of July 31, 2023 (the “Scheduled Expiration Date”) or, if an Exercise Demand (as defined below) is duly given by the Company and not canceled, the Early Expiration Date.

“Fair Market Value” means on any particular date (a) the closing sales price per share of the Common Stock on such date on any registered national stock exchange on which the Common Stock is then listed, or if there is no such closing sales price on such date, then the closing sales price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not then listed on a registered national stock exchange, the closing sales price for a share of Common Stock in the over-the-counter market, as reported by the Trading Market (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the Trading Market (or similar organization or agency succeeding to its functions of reporting prices), then the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Holder; provided, however, that all determinations of the Fair Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser (i) shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and (ii) shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

“Fundamental Transaction” means any of the following: (i) the Company effects any merger or consolidation of the Company with or into another Person as a result of which transaction, the stockholders of the Company as of a time immediately prior to such transaction no longer hold at least 50% of the voting securities of the surviving entity and the Company is not the surviving entity; (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions; (iii) any tender offer or exchange offer (whether by the Company or another Person), as defined under the federal securities laws, is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other

3

securities, cash or property; or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into or exchanged for other securities, cash or property. For avoidance of doubt, in no event shall any Excluded Issuance be considered a Fundamental Transaction.

“New York Courts” means the state and federal courts sitting in the State of New York, City of New York, Borough of Manhattan.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Warrant Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Register”, “registered”, and “registration” shall refer to a registration effected by preparing and (a) filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration of or automatic effectiveness of such Registration Statement or (b) filing a Prospectus and/or prospectus supplement in respect of an appropriate effective Registration Statement on an appropriate form.

“Rule 144” means Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Series” means the Series 2018S Warrants, which, as of the Original Issue Date, consist of one or more warrants in each of three (3) classes (each, a “Class”), which (i) provide for an aggregate of 3,500,000 Warrant Shares and (ii) have initial Exercise Prices of Class A - $0.25, Class B - $0.50, and Class C - $0.75, respectively. Such term applies to any adjustments in the Warrant Shares or Exercise Prices contemplated herein and to any replacement Warrant or Warrant issued to a transferee as contemplated herein. The Issuer agrees that, except for such adjustments and replacement certificates, no additional Warrants in this Series will be issued to any third Party without the express prior written consent of the Holder in each instance, which consent is in the sole discretion of the Holder and may be withheld or delayed for any reason or for no reason whatsoever. This Warrant is issued as all or part of one of such Classes.

“Trading Day” means a day on which the Common Stock is traded or quoted on a Trading Market; provided, that if the Common Stock is not traded or quoted on a Trading Market, then “Trading Day” shall mean a Business Day.

4

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, The NASDAQ Global Select Market, The NASDAQ Global Market, The NASDAQ Capital Market, the OTC Markets or any market owned or operated by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices) on which the Common Stock is listed or quoted for trading on the date in question.

2.       [Reserved]

3.       Exercise of Warrant.

(a) Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(i)                 delivery to the Company of a duly completed and executed Exercise Notice, (which delivery may be made by electronic means);

(ii)              if such exercise represents the final exercise hereof, surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction); and

(iii)            payment (if the exercise is not a cashless exercise contemplated by the other provisions of this Section 3) to the Company of the Aggregate Exercise Price in accordance with Section 3(b)(i).

(b) Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price (Exercise Price multiplied by the number of Warrant Shares being exercised) shall be made, at the option of the Holder, by the following methods:

(i) by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price; or,

(ii) in the event the Warrant Shares are not registered in an effective registration statement under the Securities Act on the Exercise Date, by instructing the Company to issue Warrant Shares then issuable upon exercise of all or any part of this Warrant on a net basis such that, without payment of any cash consideration or other immediately available funds, the Holder shall be deemed to have exercised this Warrant for the number of shares being exercised in exchange for the issuance of the number of Warrant Shares as is computed using the following formula:

X = [Y(A - B)] ÷ A

5

Where:

X =	the number of Warrant Shares to be issued to the Holder.
Y =	the total number of Warrant Shares for which the Holder has elected to exercise this Warrant pursuant to Section 3(a).
A =	the Fair Market Value of one Warrant Share as of the applicable Exercise Date.
B =	the Exercise Price in effect under this Warrant as of the applicable Exercise Date.

(c) No Limitation on Sales of Warrant Shares. Any other provision of this Warrant or any other agreement between the Company and the Holder to the contrary notwithstanding, the Holder’s sale of Warrant Shares (i) shall not be subject to any provision limiting the sale of such Warrant Shares by the Holder on any given day or over any given period of time and (ii) shall not count towards any other gating or other limitation which may otherwise be applicable to sales of any other shares held or acquired by the Holder.

(d) Delivery of Stock Certificates.

(i)       Upon receipt by the Company of the Exercise Notice, and, if the exercise is not a cashless exercise, payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Holder hereof shall be deemed for all purposes to be the holder of the Warrant Shares so purchased as of the date of such exercise, and the Company shall execute (or cause to be executed) and deliver (or cause to be delivered) as promptly as practicable, and in any event within five (5) Trading Days thereafter (such fifth Trading Day, a “Delivery Date”) (i) to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise,) or, (ii) subject to the provisions of the following sentence, if requested by the Holder, issue and deliver such shares to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”). Notwithstanding anything in the foregoing sentence to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to DTC on a holder’s behalf via DWAC if (a) such shares may be issued without restrictive legends and (b) the Issuer and the transfer agent are participating in DTC through the DWAC system. If all of the conditions set forth in clauses (a) and (b) above are not satisfied, the transfer agent shall deliver physical certificates representing the Warrant Shares to the Holder. The stock certificate or certificates (or DWAC shares) so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or, subject to compliance with Section 5 below, such other Person's name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

6

(ii)       The Issuer understands that a delay in the delivery of the Warrant Shares upon exercise of this Warrant beyond the Delivery Date could result in economic loss to the Holder. As such, if the Issuer fails for any reason to deliver to the Holder any Warrant Shares issuable upon the exercise of this Warrant via DWAC or physical certificate, as the case may be, by the relevant Delivery Date, the Issuer shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the Fair Market Value of the Common Stock on the Exercise Date), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Delivery Date until such certificates are delivered.

(iii)       In addition to, and not in lieu of, any other rights available to the Holder, if at any time that there shall be a Trading Market for the Common Stock, the Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the relevant Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer.

(e) Charges, Taxes and Expenses. Issuance and delivery of Warrant Shares upon exercise of any Warrants shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee, Rule 144 legal fees or other incidental tax or expense solely in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any Holder Taxes (as defined below). The term “Holder Tax” means a tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or any tax based on the net taxable income of the Holder as a result of any transaction relating to the Warrants or the Warrant Shares.

(f) Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:

7

(i) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(ii) All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens and charges.

(iii) The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

(iv) The Company shall use its best efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.

(v) The Company shall pay all expenses in connection with, and all taxes (other than Holder Taxes) and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

(g) Compliance with Securities Laws.

This Warrant and, except with respect to certificates issued in connection with a cashless exercise of this Warrant, all certificates representing Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

8

The Company agrees to reissue this Warrant or certificates representing any of the Warrant Shares, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (i) the Issuer has received an opinion of its counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer; (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the SEC and has become effective under the Securities Act; (iii) the Issuer has received evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required (in which event, the Issuer shall provide its transfer agent with any required legal opinions); (iv) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act (in which event, the Issuer shall, at the Issuer’s expense, provide its transfer agent with any required legal opinions) or (v) in the event of a cashless exercise . For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Securities issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date these Warrants were originally issued.

(h) Holder Representations. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act. The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

(i) Registration; Listing.

(i) Reference is made to the Registration Rights Agreement, the terms of which are incorporated herein by reference.

(ii) If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any

9

Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If, and for so long as, the Common Stock of the Issuer is listed on any securities exchange or market, the Issuer will, at its expense, list thereon, maintain and increase when necessary such listing, of, all Warrant Shares from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued Warrant Shares which are at any time issuable hereunder. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

(j) Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(k) Exercise and Duration of Warrants. These Warrants shall be exercisable by the registered Holder at any time and from time to time during the Exercise Period. At 5:00 p.m., Denver, Colorado Time, on the Expiration Date, the portion of these Warrants not exercised prior thereto shall be and become void and of no value.

(l) Company’s Right to Demand Exercise or Cancellation.

(i)       The Company’s right to issue an Exercise Demand (as defined below), subject to the following provisions, shall apply only on or after the Earliest Exercise Date.

(ii)       In the event that, during each of twenty (20) consecutive Trading Days (the last of such consecutive Trading Days, the “Trigger Date”) each of all of the following conditions has been satisfied,

(x) the Company’s Common Stock trades on the Trading Market at a closing price for each such Trading Day that equals or exceeds 150% the Exercise Price then in effect for this Warrant;

(y) the trading volume on the Trading Market for each such Trading Day is at least 75,000 shares (such number to be adjusted for any stock splits and similar capital adjustments effected after the Original Issue Date); and

(z) the Warrant Shares are subject to an effective Registration Statement for each such Trading Day; provided, however, that, as of the date of the Holder’s receipt of the

10

Exercise Demand (as defined below), the last day of the effectiveness of such Registration Statement is at least 90 days after the date of the Holder’s receipt of the Exercise Demand,

the Company shall have the right to provide written notice (the “Exercise Demand”) to Holder, which Exercise Notice may be given no later than 5 PM, New York Time on the date which is the fifth (5th) Trading Day after the Trigger Date as of which all such conditions have been satisfied, accelerating the Expiration Date to a specified date (the “Early Expiration Date”), which date shall be no earlier than the date which is fifteen (15) Trading Days after the date of the Holder’s receipt of the Exercise Demand; provided, however, if the Registration Statement covering the Warrant Shares is not effective at any time from the Trigger Date through and including the end of the Early Expiration Date, the Exercise Demand shall be deemed automatically withdrawn and canceled and the Expiration Date shall remain the Scheduled Expiration Date, as in effect prior to and without regard to the Exercise Demand.

(iii)       After receiving a duly issued Exercise Demand, Holder may exercise this Warrant in accordance with its terms at any time up to end of the Early Expiration Date, but any outstanding and unexercised portion of this Warrant at the end of the Early Expiration Date shall automatically lapse and be deemed cancelled, forfeited, waived, voided and of no further force or effect.

4.       Registration of Warrants. The Company shall register these Warrants upon records to be maintained by the Company for that purpose (“Warrant Register”), in the name of the record Holder from time to time. The Company may deem and treat the registered Holder of these Warrants as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

5.       Registration of Transfers. On the terms and subject to the conditions set forth in this Warrant Agreement, the Company shall register the transfer of any portion of these Warrants in the Warrant Register, upon surrender of these Warrants, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified in this Warrant Agreement. Upon any such registration or transfer, a new certificate representing the right to purchase Warrant Shares in substantially the form of this Warrant Agreement (a “New Warrant Certificate”), evidencing the portion of these Warrants so transferred shall be issued to the transferee and a New Warrant Certificate evidencing the remaining portion of these Warrants not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant Certificate by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

6.       Replacement of Warrant; Partial Exercise.

(i)       If this Warrant Agreement is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant Agreement, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a

11

New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant Certificate is requested as a result of a mutilation of this Warrant Agreement, then the Holder shall deliver such mutilated Warrant Agreement to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

(ii)       With respect to partial exercises of this Warrant, the Issuer shall keep written records for the Holder of the number of Warrant Shares exercised as of each date of exercise.

(iii)       The Holder shall deliver this original Warrant, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised.

7.       Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the exercise of this Warrant for the issuance to the Holder of the Warrant Shares, which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

8.       Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time, excepting Excluded Issuances, as set forth in this Section 8.

(a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

(i)       In case the Issuer after the Original Issue Date shall do a Fundamental Transaction (the occurrence of any Fundamental Transaction, a “Triggering Event”), proper provision shall be made to the Exercise Price and the number of shares of Warrant Shares that may be purchased upon exercise of this Warrant so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Exercise Price as adjusted to take into account the consummation of such Triggering Event, in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the securities, cash and property to which the Holder would have been entitled upon the consummation of such Triggering Event if the Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a stockholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 8. Upon the

12

Holder’s request, the continuing or surviving corporation as a result of such Triggering Event shall issue to the Holder a new warrant of like tenor evidencing the right to purchase the adjusted amount of Warrant Shares, cash or property and the adjusted Exercise Price pursuant to the terms and provisions of this Section).

(ii)       In the event that the Holder has elected not to exercise this Warrant prior to the consummation of a Triggering Event, the surviving entity and/or each Person (other than the Issuer) which may be required to deliver any securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to the Holder such securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), the Holder shall be entitled to receive, and the surviving entity and/or each such Person shall have similarly delivered to the Holder an opinion of counsel for the surviving entity and/or each such Person, which counsel shall be reasonably satisfactory to the Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the securities, cash or property which the surviving entity and/or each such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

(b) Stock Dividends. If at any time the Issuer shall make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock, the Company shall reserve for Holder the appropriate number of shares in the event the Holder exercises the Warrants in the future.

(c) Subdivisions and Combinations. If at any time the Issuer shall: (i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (ii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Exercise Price then in effect shall be adjusted to equal (A) the Exercise Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

(d) Certain Other Distributions. If at any time the Issuer shall make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution of cash, property, evidences of indebtedness or securities of any

13

nature whatsoever (other than Common Stock), then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Fair Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Fair Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board and supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, securities or property so distributable, and (2) the Exercise Price then in effect shall be adjusted to equal the Exercise Price then in effect multiplied by a fraction (A) the numerator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment and (B) the denominator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(e) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

(e) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 8, the number of Warrant Shares that may be purchased upon exercise of these Warrants shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(f) Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 8, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant Agreement and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of these Warrants (as applicable). Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder.

9.       Limitations on Exercise.

(a) Except as specified in Section 9(b), notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of these Warrants (or otherwise in respect hereof) shall be limited to the extent

14

necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding anything to the contrary contained in this Warrant Agreement: (i) no term of this Section 9 may be waived by any party, nor may any term of this Section 9 be amended such that the threshold percentage of ownership as set forth above would be directly or indirectly increased; (ii) this restriction runs with these Warrants and may not be modified or waived by any subsequent Holder hereof; and (iii) any attempted waiver, modification or amendment of this Section 9 will be void ab initio.

(b) The provisions of this Section 9 shall not apply to any or more of the following periods: (i) while there is an outstanding tender offer for any or all of the shares of the Company’s Common Stock, (ii) after the Holder has received a duly issued Exercise Demand for the Warrant Shares of this Warrant, but not after such Exercise Demand has been withdrawn or canceled pursuant to the provisions of Section 3(l)(ii), or (iii) at any time which is thirty (30) days or less before the Expiration Date.

10.       Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the [third] day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10).

If to the Company:

Attention: James R. Thompson, Chief Executive Officer

4643 S. Ulster Street, Suite 1510

Denver, Colorado 80237

Facsimile: (303) 991-8001

E-mail: jthompson@spyr.com

15

with a copy to:

Mailander Law Office, Inc.

835 5th Avenue, Ste. 312

San Diego, CA 92101

Facsimile: (619) 537-7193

E-mail: tmailander@gmail.com

Attention: Tad Mailander

If to the Holder:

Zakeni Limited

c/o Lodestar International Corp.

Suite 100, Whitepark House

White Park House

St. Michael, Barbados BB11135

Facsimile: : 246-429-2677

Email: ssalcman@lodestar.bb

Attention: Sheldon Salcman, President

with a copy to:

Krieger & Prager LLP

Attention: Samuel M. Krieger, Esq.

39 Broadway, Suite 920

New York, New York 10006

E-mail: skrieger@kplawfirm.com

Facsimile: (212) 363-2999

11.       Miscellaneous.

(a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns. The foregoing sentence shall be subject to the restrictions on waivers and amendments set forth in Sections 9 and 11(l) of this Warrant.

(b) All questions concerning the construction, validity, enforcement, performance and interpretation of this Warrant Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof (other than Section 5-1401 of the General Obligations Law of the State of New York). Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees

16

or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorney’s fees. The parties hereby waive all rights to a trial by jury

(c) The failure of any of the parties hereto to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Warrant or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

(d) The headings herein are for convenience only, do not constitute a part of this Warrant Agreement and shall not be deemed to limit or affect any of the provisions hereof. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender.

(e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f) Prior to exercise of a Warrant, the Holder hereof shall not, by reason of being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

(g) Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

17

(h) Entire Agreement. This Warrant, together with the Settlement Agreement and the Registration Rights Agreement, constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Warrant, the Settlement Agreement and the Registration Rights Agreement, the statements in the body of this Warrant shall control.

(i) Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

(j) No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

(k) Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

[Balance of page intentionally left blank]

18

(l) Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer this 12th day of July, 2018, as of the Original Issue Date.

SPYR, INC.

By:
Name: James R. Thompson
Title: Chief Executive Officer

19

EXERCISE NOTICE

SPYR, INC.

WARRANT DATED JULY 12, 2018

SERIES 2018S

CLASS C

Warrant Certificate No.: 2018S-C-1

The undersigned Holder hereby irrevocably elects to purchase Warrant Shares pursuant to the above referenced Warrant. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Warrant.

(1)	The undersigned Holder hereby exercises its right to purchase ______Warrant Shares pursuant to the Warrant.

(2)

(PLEASE CHECK ONE METHOD OF PAYMENT)

 The Holder shall pay the sum of $__________ to the Company in accordance with the terms of the Warrant; or

 The Holder is acquiring the Warrant Share through a cashless exercise in accordance with the terms of the Warrant; the net number of Warrant Shares to be issued, as provided below, pursuant to this cashless exercise is ________ shares of Common Stock.

(3)	Pursuant to this Exercise Notice, the Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant.

(4)	Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified here: ______________________________________.

20

(5)	By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 9 of the Warrant.

Dated: __________________________	Name of Holder: _________________________

(Print)

Name: ________________________
Title: _____________________________
Date: _____________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant.)

21

WARRANT EXERCISE LOG

WARRANT DATED JULY 12, 2018

SERIES 2018S

CLASS C

Warrant Certificate No.: 2018S-C-1

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

22

SPYR, INC.

WARRANT DATED JULY 12, 2018

SERIES 2018S

CLASS C

Warrant Certificate No.: 2018S-C-1

ASSIGNMENT FORM

(To assign the foregoing warrant or warrants, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] Warrants and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Date: ______________, _______

Holder’s Signature: _____________________________

Holder’s Address: ______________________________

_______________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the Warrant.

23